Cover Page                                                                497(d)
                                                                       333-17663

The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED AUGUST 1, 2002 TO THE CURRENT PROSPECTUSES FOR:
o INCENTIVE LIFE(SM)
o SURVIVORSHIP INCENTIVE LIFE
o PARAMOUNT LIFE(SM)
--------------------------------------------------------------------------------

This supplement modifies certain information in the current prospectuses as supplemented to date, for the above-referenced flexible premium variable life insurance policies issued by Equitable Life.

ACCOUNTING BENEFIT ENDORSEMENT

Subject to the conditions discussed below, Equitable Life will offer an Endorsement to your policy (the "Endorsement") that will refund or waive all or a portion of certain policy charges if the policy is surrendered for its net cash surrender value within a limited time period.

Under our current rules, the Endorsement will be offered where the following conditions are met:

o policies are corporately owned, or are "split dollar" cases that are collaterally assigned to the company;

o the persons proposed to be insured are deemed by us to be "highly compensated" individuals;

o the minimum initial premium under each policy is remitted to Equitable Life by the employer; and

o the aggregate annualized first year planned periodic premium is at least $150,000 if a minimum of three policies is issued, each on the life of a different insured person, and at least $500,000 if less than three policies are issued.

Eligible cases will be issued with the Accounting Benefit Endorsement unless the policyowner requests us in writing to not include the Endorsement.

The Endorsement reduces the difference between the premiums paid for the policy and the amount we will pay you if the policy is surrendered in its early years. This, in turn, is expected to reduce any charge against the employer's earnings when the employer accounts for the policy under generally accepted accounting principles (GAAP). Policyowners must rely on the advice of their own accountants, however, to determine how the purchase of a policy, as modified by the Endorsement, will affect their GAAP financial statements.

The Endorsement works by refunding all or a portion of the deductions from premiums and waiving all or a portion of the surrender charges, if the policy is surrendered in its early years. The percentage of charges refunded or waived under the Endorsement are as follows:


---------------------------------------------------------------------------------------------------------------------
     SURRENDER IN POLICY YEAR       PERCENT OF PREMIUM DEDUCTION REFUNDED        PERCENT OF SURRENDER CHARGES WAIVED
---------------------------------------------------------------------------------------------------------------------
               1                                  100%                                        100%
               2                                   67%                                         80%
               3                                   33%                                         60%
               4                                    0%                                         40%
               5                                    0%                                         20%
          6 and later                               0%                                          0%
---------------------------------------------------------------------------------------------------------------------

For example, if a policy subject to the Endorsement were surrendered in its second policy year, we would refund:

o 67% of the charges that had been deducted from premiums (i.e., the sales charge); and

o 80% of the amount of surrender charges that we otherwise would have imposed for the surrender.

Once the Endorsement terminates at the end of the fifth policy year, however, there will be no refund of prior deductions from premiums, and the full amount of the surrender charges otherwise payable under the policy will be assessed upon surrender. The Endorsement operates only if the policy is surrendered in full. There is no waiver of surrender charges or refund of premium deductions if the policy terminates after a grace period or if the face amount is reduced. Nor is there a refund of prior premium deductions for partial withdrawals. The Endorsement does not affect the amount available for borrowing or withdrawing from your policy. Nor does it affect the calculations to determine whether your policy will lapse or terminate.

Face Amount Increases (if available under your policy) will not be approved while the Endorsement is in effect.

We offer other life insurance policies, including products designed specifically for this marketplace. You can contact us to find out more about any other Equitable Life insurance policy.




                                                                          X00413

The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED AUGUST 1, 2002 TO THE PROSPECTUS DATED MAY 1, 2002 FOR:

IL COLI(SM)
--------------------------------------------------------------------------------

This supplement modifies certain information in the IL COLI(SM) Prospectus dated May 1, 2002, as supplemented to date (together, the "Prospectuses"). Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses.

1. The following replaces in its entirety the second paragraph and bullet points thereunder on page 1:

"Under our current rules, the IL COLI(SM) Policy will be offered to corporations and other business entities that meet the following conditions at issue:

     o The policies are corporately owned or are "split dollar" cases that are collaterally assigned to the company;

     o The persons proposed to be insured are deemed by us to be "highly compensated" individuals;

     o The minimum initial premium under each policy is remitted to Equitable Life by the employer; and

     o The aggregate annualized first year planned periodic premium is at least $150,000 if a minimum of three policies is issued, each on the life of a different insured person, and at least $500,000 if less than three policies are issued."

2. The first sentence on page 14 is replaced under "Other Equitable Life policies" with the following:

"We offer a variety of fixed and variable life insurance policies including products designed specifically for this marketplace, which offer policy features, including investment options, that are different from those offered by this Prospectus."

































                                                                          X00414